ACTIVE\1604792913.4 ADVISORY AGREEMENT between PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC. and PACIFIC OAK CAPITAL ADVISORS, LLC November 1, 2025 Exhibit 10.6

ACTIVE\1604792913.4 i TABLE OF CONTENTS Page ARTICLE 1 - DEFINITIONS ........................................................................................................ 1 ARTICLE 2 - APPOINTMENT ..................................................................................................... 9 ARTICLE 3 - DUTIES OF THE ADVISOR ................................................................................. 9 3.01 Organizational and Offering Services ................................................................................. 9 3.02 Acquisition Services ........................................................................................................... 9 3.03 Asset Management Services ............................................................................................. 10 3.04 Stockholder Services ......................................................................................................... 13 3.05 Other Services .................................................................................................................. 13 ARTICLE 4 - AUTHORITY OF ADVISOR ............................................................................... 13 4.01 General .............................................................................................................................. 13 4.02 Powers of the Advisor ....................................................................................................... 13 4.03 Approval by the Board ...................................................................................................... 13 4.04 Modification or Revocation of Authority of Advisor ....................................................... 14 ARTICLE 5 - BANK ACCOUNTS ............................................................................................. 14 ARTICLE 6 – RECORDS AND FINANCIAL STATEMENTS ................................................. 14 ARTICLE 7 - LIMITATION ON ACTIVITIES .......................................................................... 14 ARTICLE 8 - FEES ...................................................................................................................... 15 8.01 Acquisition Fees................................................................................................................ 15 8.02 Asset Management Fees ................................................................................................... 15 8.03 Disposition Fees ................................................................................................................ 16 8.04 Subordinated Share of Cash Flows ................................................................................... 17 8.05 Subordinated Incentive Fee............................................................................................... 17 8.06 Changes to Fee Structure .................................................................................................. 18 ARTICLE 9 - EXPENSES............................................................................................................ 18 9.01 General .............................................................................................................................. 18 9.02 Timing of and Limitations on Reimbursements ............................................................... 19 ARTICLE 10 – VOTING AGREEMENT .................................................................................... 20 ARTICLE 11 - RELATIONSHIP OF ADVISOR AND COMPANY; OTHER ACTIVITIES OF THE ADVISOR ............................................................................................................................ 20 11.01 Relationship .................................................................................................................... 20 11.02 Time Commitment .......................................................................................................... 21 11.03 Investment Opportunities and Allocation ....................................................................... 21 ARTICLE 12 - THE PACIFIC OAK NAME ............................................................................... 21 ARTICLE 13 - TERM AND TERMINATION OF THE AGREEMENT ................................... 21 13.01 Term ................................................................................................................................ 21 13.02 Termination by Either Party............................................................................................ 21 13.03 Payments on Termination and Survival of Certain Rights and Obligations ................... 22 ARTICLE 14 - ASSIGNMENT.................................................................................................... 22 ARTICLE 15 - INDEMNIFICATION AND LIMITATION OF LIABILITY ............................ 23 15.01 Indemnification ............................................................................................................... 23 15.02 Limitation on Indemnification ........................................................................................ 23 15.03 Limitation on Payment of Expenses ............................................................................... 23 ARTICLE 16 - MISCELLANEOUS ............................................................................................ 24

ACTIVE\1604792913.4 ii 16.01 Notices ............................................................................................................................ 24 16.02 Modification .................................................................................................................... 24 16.03 Severability ..................................................................................................................... 24 16.04 Construction .................................................................................................................... 24 16.05 Entire Agreement ............................................................................................................ 24 16.06 Waiver ............................................................................................................................. 25 16.07 Gender ............................................................................................................................. 25 16.08 Titles Not to Affect Interpretation .................................................................................. 25 16.09 Counterparts .................................................................................................................... 25 ARTICLE 17 – PORT PROVISIONS .......................................................................................... 25 17.01 Management of PORT Operations and Assets ............................................................... 25

ACTIVE\1604792913.4 1 ADVISORY AGREEMENT This Advisory Agreement, entered into as of November 1, 2025 (the “Agreement”), is between Pacific Oak Strategic Opportunity REIT, Inc., a Maryland corporation (the “Company”), and Pacific Oak Capital Advisors, LLC, a Delaware limited liability company (the “Advisor”). W I T N E S S E T H WHEREAS, the Company desires to avail itself of the knowledge, experience, sources of information, advice, assistance and certain facilities available to the Advisor and to have the Advisor undertake the duties and responsibilities hereinafter set forth, on behalf of, and subject to the supervision of, the board of directors of the Company (the “Board”), all as provided herein; WHEREAS, the Advisor is willing to undertake to render such services, subject to the supervision of the Board, on the terms and conditions hereinafter set forth. NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto agree as follows: ARTICLE 1 DEFINITIONS The following defined terms used in this Agreement shall have the meanings specified below: “Acquisition Expenses” means any and all expenses, excluding the fee payable to the Advisor pursuant to Section 8.01, incurred by the Company, the Advisor or any Affiliate of either in connection with the selection, acquisition or development of any property, loan or other potential investment, whether or not acquired or originated, as applicable, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on properties or other investments not acquired, accounting fees and expenses, title insurance premiums and miscellaneous expenses related to the selection, acquisition or development of any property, loan or other potential investment. “Acquisition Fees” means the fee payable to the Advisor pursuant to Section 8.01 plus all other fees and commissions, excluding Acquisition Expenses, paid by any Person to any Person in connection with making or investing in any Property, Loan or other Permitted Investment or the purchase, development or construction of any Property by the Company. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, Development Fee, Construction Fee, nonrecurring management fee, loan fees or points or any fee of a similar nature, however designated. Excluded shall be Development Fees and Construction Fees paid to Persons not Affiliated with the Advisor in connection with the actual development and construction of a Property. “Advisor” means (i) Pacific Oak Capital Advisors, LLC, a Delaware limited liability company, or (ii) any successor advisor to the Company.

ACTIVE\1604792913.4 2 “Affiliate” or “Affiliated” An Affiliate of another Person includes any of the following: (i) any Person directly or indirectly controlling, controlled by, or under common control with such other Person; (ii) any Person directly or indirectly owning, controlling, or holding with the power to vote 10% or more of the outstanding voting securities of such other Person; (iii) any legal entity for which such Person acts as an executive officer, director, trustee, or general partner; (iv) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other Person; and (v) any executive officer, director, trustee, or general partner of such other Person. An entity shall not be deemed to control or be under common control with an Advisor-sponsored program unless (i) the entity owns 10% or more of the voting equity interests of such program or (ii) a majority of the board of directors (or equivalent governing body) of such program is composed of Affiliates of the entity. “Appraised Value” means the value according to an appraisal made by an Independent Appraiser. “Asset Management Fee” shall have the meaning set forth in Section 8.02. “Average Invested Assets” means, for a specified period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in Properties, Loans and other Permitted Investments secured by real estate before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period. “Board” means the board of directors of the Company, as of any particular time. “Bylaws” means the bylaws of the Company, as amended from time to time. “Cash from Financings” means the net cash proceeds realized by the Company from the financing of Properties, Loans or other Permitted Investments or from the refinancing of any Company indebtedness (after deduction of all expenses incurred in connection therewith). “Cash from Sales and Settlements” means the net cash proceeds realized by the Company (i) from the sale, exchange or other disposition of any of its assets or any portion thereof after deduction of all expenses incurred in connection therewith and (ii) from the prepayment, maturity, workout or other settlement of any Loan or Permitted Investment or portion thereof after deduction of all expenses incurred in connection therewith. In the case of a transaction described in clause (i) (C) of the definition of “Sale” and (i)(B) of the definition of “Settlement,” Cash from Sales and Settlements means the proceeds of any such transaction actually distributed to the Company from the Joint Venture or partnership. Cash from Sales and Settlements shall not include Cash from Financings. “Cash from Sales, Settlements and Financings” means the total sum of Cash from Sales and Settlements and Cash from Financings. “Charter” means the articles of incorporation of the Company, as amended from time to time.

ACTIVE\1604792913.4 3 “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time. “Company” means Pacific Oak Strategic Opportunity REIT, Inc., a corporation organized under the laws of the State of Maryland. “Competitive Real Estate Commission” means a real estate or brokerage commission for the purchase or sale of property that is reasonable, customary, and competitive in light of the size, type, and location of the property. “Conflicts Committee” shall have the meaning set forth in the Company’s Charter. “Construction Fee” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation on a Property. “Contract Sales Price” means the total consideration received by the Company for the sale of a Property, Loan or other Permitted Investment. “Cost of Loans and other Permitted Investments” means the sum of the cost of all Loans and Permitted Investments held, directly or indirectly, by the Company, calculated each month on an ongoing basis, and calculated as follows for each investment: the lesser of (i) the amount actually paid or allocated to acquire or fund the Loan or Permitted Investment (inclusive of fees and expenses related thereto and the amount of any debt associated with or used to acquire or fund such investment) and (ii) the outstanding principal amount of such Loan or Permitted Investment (plus the fees and expenses related to the acquisition or funding of such investment), as of the time of calculation. With respect to any Loan or Permitted Investment held by the Company through a Joint Venture or partnership of which it is, directly or indirectly, a partner, such amount shall be the Company’s proportionate share thereof. “Cost of Real Estate Investments” means the sum of (i) with respect to Properties wholly owned, directly or indirectly, by the Company, the amount actually paid or allocated to the purchase, development, construction or improvement of Properties, inclusive of fees and expenses related thereto, plus the amount of any outstanding debt attributable to such Properties and (ii) in the case of Properties owned by any Joint Venture or partnership in which the Company or the Partnership is, directly or indirectly, a partner, the portion of the amount actually paid or allocated to the purchase, development, construction or improvement of Properties, inclusive of fees and expenses related thereto, plus the amount of any outstanding debt associated with such Properties that is attributable to the Company’s investment in the Joint Venture or partnership. “Dealer Manager” means (i) Pacific Oak Capital Markets Group, LLC, a Delaware limited liability company, or (ii) any successor dealer manager to the Company.

ACTIVE\1604792913.4 4 “Development Fee” means a fee for the packaging of a Property, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the Property, either initially or at a later date. “Director” means a member of the board of directors of the Company. “Disposition Fee” shall have the meaning set forth in Section 8.03. “Distributions” means any distributions of money or other property by the Company to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes. “GAAP” means accounting principles generally accepted in the United States. “Gross Proceeds” means the aggregate purchase price of all Shares sold for the account of the Company through an Offering, without deduction for Organization and Offering Expenses. “KBS Advisory Agreement” means the advisory agreement between the Company and its prior advisor, KBS Capital Advisors LLC, dated October 7, 2019, which agreement terminated on October 31, 2019. “Independent Appraiser” means a person or entity with no material current or prior business or personal relationship with the Advisor or the Directors, who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Company, and who is a qualified appraiser of real estate as determined by the Board. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers (M.A.I.) or the Society of Real Estate Appraisers (S.R.E.A.) shall be conclusive evidence of such qualification. “Invested Capital” means the amount calculated by multiplying the total number of Shares purchased by Stockholders since Company inception by the issue price, reduced by any amounts paid by the Company to repurchase Shares since Company inception. For purposes of this definition, all Shares issued to stockholders of Pacific Oak Strategic Opportunity REIT II, Inc. (“SOR II”), in connection with the merger (the “Merger”) of SOR II with Pacific Oak SOR II, LLC (“Merger Sub”) pursuant to that certain Agreement and Plan of Merger among the Company, Merger Sub and SOR II, dated as of February 19, 2020, shall be deemed to have been purchased by Stockholders at the effective time of the Merger and at a price of $10.63 per Share. “Joint Venture” means any joint venture, limited liability company or other Affiliate of the Company that owns, in whole or in part, on behalf of the Company any Properties, Loans or other Permitted Investments. “Listed” or “Listing” shall have the meaning set forth in the Company’s Charter. “Loans” means mortgage loans and other types of debt financing investments made by the Company or the Partnership, either directly or indirectly, including through ownership interests in a Joint Venture or partnership, including, without limitation, mezzanine loans, B-

ACTIVE\1604792913.4 5 notes, bridge loans, convertible mortgages, wraparound mortgage loans, construction mortgage loans, loans on leasehold interests, and participations in such loans. “Market Value” shall have the meaning set forth in Section 8.05. “Merger” shall have the meaning set forth in the definition of “Invested Capital.” “NASAA Guidelines” means the NASAA Statement of Policy Regarding Real Estate Investment Trusts as in effect on the date hereof. “Net Income” means, for any period, the total revenues applicable to such period, less the total expenses applicable to such period excluding additions to reserves for depreciation, bad debts or other similar non-cash reserves; provided, however, Net Income for purposes of calculating total allowable Operating Expenses (as defined herein) shall exclude the gain from the sale of the Company’s assets. “Offering” means any offering of Shares that is registered with the SEC, excluding Shares offered under any employee benefit plan. “Operating Cash Flow” means Operating Revenue Cash Flows minus the sum of (i) Operating Expenses, (ii) all principal and interest payments on indebtedness and other sums paid to lenders, (iii) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (iv) taxes, (v) incentive fees paid in compliance with Section IV.F. of the NASAA Guidelines and (vi) Acquisition Fees, Acquisition Expenses, real estate commissions on the resale of real property, and other expenses connected with the acquisition, disposition, and ownership of real estate interests, loans or other property (other than commissions on the sale of assets other than real property), such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property. “Operating Expenses” means all costs and expenses incurred by the Company, as determined under GAAP, that in any way are related to the operation of the Company or to Company business, including fees paid to the Advisor, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad loan reserves, (v) incentive fees paid in compliance with Section IV.F. of the NASAA Guidelines and (vi) Acquisition Fees, Acquisition Expenses, real estate commissions on the resale of real property, and other expenses connected with the acquisition, disposition, and ownership of real estate interests, loans or other property (other than commissions on the sale of assets other than real property), such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property. “Operating Revenue Cash Flows” means the Company’s cash flow from ownership and/or operation of (i) Properties, (ii) Loans, (iii) Permitted Investments, (iv) short-term investments, and (v) interests in Properties, Loans and Permitted Investments owned by any Joint

ACTIVE\1604792913.4 6 Venture or any partnership in which the Company or the Partnership is, directly or indirectly, a partner. “Organization and Offering Expenses” means all expenses incurred by or on behalf of the Company in connection with or preparing the Company for registration of and subsequently offering and distributing its Shares to the public, whether incurred before or after the date of this Agreement, which may include but are not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys); any expense allowance granted by the Company to the underwriter or any reimbursement of expenses of the underwriter by the Company; expenses for printing, engraving and mailing; compensation of employees while engaged in sales activity; charges of transfer agents, registrars, trustees, escrow holders, depositaries and experts; and expenses of qualification of the sale of the securities under Federal and State laws, including taxes and fees, accountants’ and attorneys’ fees. “PORA” means Pacific Oak Residential Advisors, LLC, a Delaware limited liability company. “PORT” means Pacific Oak Residential Trust, Inc., a Maryland corporation. “Partnership” means Pacific Oak Strategic Opportunity Limited Partnership, a Delaware limited partnership formed to own and operate Properties, Loans and other Permitted Investments on behalf of the Company. “Permitted Investments” means all investments (other than Properties and Loans) in which the Company may acquire an interest, either directly or indirectly, including through ownership interests in a Joint Venture or partnership, pursuant to its Charter, Bylaws and the investment objectives and policies adopted by the Board from time to time, other than short-term investments acquired for purposes of cash management. “Person” means an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c) (17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, or any government or any agency or political subdivision thereof, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. “Prior Advisor Performance Fee Value” means the value of the Subordinated Share of Cash Flows (as defined in the KBS Advisory Agreement) based on a hypothetical liquidation of the Company’s assets and liabilities at their then-current estimated values used in the 2018 NAV (as defined in the KBS Advisory Agreement) calculation, less any potential amounts to be paid as closing costs and fees related to the disposition of real property, all as determined and used in calculating the number of RSUs (as defined in the KBS Advisory Agreement) to be issued to KBS Capital Advisors LLC in connection with the termination of the KBS Advisory Agreement. “Property” means any real property or properties transferred or conveyed to the Company or the Partnership, either directly or indirectly, including through ownership interests in a Joint Venture or partnership.

ACTIVE\1604792913.4 7 “Property Manager” means an entity that has been retained to perform and carry out at one or more of the Properties property-management services, excluding persons, entities or independent contractors retained or hired to perform facility management or other services or tasks at a particular Property, the costs for which are passed through to and ultimately paid by the tenant at such Property. “REIT” means a “real estate investment trust” under Sections 856 through 860 of the Code. “Sale” means any transaction or series of transactions whereby: (A) the Company or the Partnership sells, grants, transfers, conveys, or relinquishes its ownership of any Property, Loan or other Permitted Investment or portion thereof, including the transfer of any Property that is the subject of a ground lease, including any event with respect to any Property, Loan or other Permitted Investment that gives rise to a significant amount of insurance proceeds or condemnation awards, and including the issuance by one of the Company’s subsidiaries of any asset-backed securities or collateralized debt obligations as part of a securitization transaction; (B) the Company or the Partnership sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Partnership in any Joint Venture or any partnership in which it is a partner; or (C) any Joint Venture or any partnership in which the Company or the Partnership is a partner, sells, grants, transfers, conveys, or relinquishes its ownership of any Property, Loan or other Permitted Investment or portion thereof, including any event with respect to any Property, Loan or other Permitted Investment that gives rise to insurance claims or condemnation awards, and including the issuance by such Joint Venture or any partnership or one of its subsidiaries of any asset-backed securities or collateralized debt obligations as part of a securitization transaction. “SEC” means the United States Securities and Exchange Commission. “Settlement” means the prepayment, maturity, workout or other settlement of any Loan or other Permitted Investment or portion thereof owned, directly or indirectly, by (A) the Company or the Partnership or (B) any Joint Venture or any partnership in which the Company or the Partnership is, directly or indirectly, a partner. “Shares” means shares of common stock of the Company, par value $.01 per share. “Stockholders” means the registered holders of the Shares. “Stockholders’ 7% Return” means, as of any date, an aggregate amount equal to a 7% cumulative, non-compounded, annual return on Invested Capital (calculated like simple interest on a daily basis based on a three hundred sixty-five day year) since Company inception. For purposes of calculating the Stockholders’ 7% Return, Invested Capital shall be determined for each day during the period for which the Stockholders’ 7% Return is being calculated (i.e. although the calculation is performed since Company inception, it will take into account the specific dates that Shares were purchased by Stockholders or repurchased by the Company) and shall be calculated net of (1) Distributions of Operating Cash Flow since Company inception to the extent such Distributions of Operating Cash Flow provide a cumulative, non-compounded, annual return in excess of 7% since Company inception, as such amounts are computed on a daily basis based on a three hundred sixty-five day year and (2) Distributions of Cash from Sales,

ACTIVE\1604792913.4 8 Settlements and Financings since Company inception, except to the extent such Distributions would be required to supplement Distributions of Operating Cash Flow in order to achieve a cumulative, non-compounded, annual return of 7% since Company inception, as such amounts are computed on a daily basis based on a three hundred sixty-five day year. “Subordinated Incentive Fee” means the fee payable to the Advisor under certain circumstances if the Shares are Listed, as calculated in Section 8.05. “Subordinated Incentive Fee Threshold” has the meaning set forth in Section 8.05. “Subordinated Performance Fee Due Upon Termination” means a fee payable in the form of an interest bearing promissory note (the “Performance Fee Note”) in a principal amount equal to the amount, if any, by which (I) (1) 15% of the amount, if any, by which (a) the Appraised Value of the Company’s Properties at the Termination Date, less amounts of all indebtedness secured by the Company’s Properties, plus the fair market value of all other Loans, Permitted Investments and other assets of the Company at the Termination Date, less amounts of indebtedness related to such Loans and Permitted Investments, less any other secured or unsecured indebtedness or known liabilities at the Termination Date, plus total Distributions (excluding any stock dividend) from Company inception through the Termination Date exceeds (b) the sum of Invested Capital plus total Distributions required to be made to the stockholders in order to pay the Stockholders’ 7% Return from Company inception through the Termination Date less (2) any prior payment to the Advisor of a Subordinated Share of Cash Flows (the amount calculated under (b) is the “Termination Fee Threshold”) exceeds (II) the Prior Advisor Performance Fee. Interest on the Performance Fee Note will accrue beginning on the Termination Date at a rate deemed fair and reasonable by the Conflicts Committee. The Company shall repay the Performance Fee Note at such time as the Company completes the first Sale or Settlement after the Termination Date using Cash from Sales and Settlements. If the Cash from Sales and Settlements from the first Sale or Settlement after the Termination Date is insufficient to pay the Performance Fee Note in full, including accrued interest, then the Performance Fee Note shall be paid in part from the Cash from Sales and Settlements from the first Sale or Settlement, and in part from the Cash from Sales and Settlements from each successive Sale or Settlement until the Performance Fee Note is repaid in full, with interest. If the Performance Fee Note has not been paid in full within five years from the Termination Date, then the Advisor, its successors or assigns, may elect to convert the balance of the fee, including accrued but unpaid interest, into Shares at a price per Share equal to the average closing price of the Shares over the ten trading days immediately preceding the date of such election if the Shares are Listed at such time. If the Shares are not Listed at such time, the Advisor, its successors or assigns, may elect to convert the balance of the fee, including accrued but unpaid interest, into Shares at a price per Share equal to the fair market value for the Shares as determined by the Board based upon the Appraised Value of Company’s Properties on the date of election plus the fair market value of all other Loans and Permitted Investments of the Company on the date of election. “Subordinated Share of Cash Flows” has the meaning set forth in Section 8.04. “Subordinated Share of Cash Flows Threshold” has the meaning set forth in Section 8.04.

ACTIVE\1604792913.4 9 “Termination Date” means the date of termination of the Agreement determined in accordance with Article 13 hereof. “Termination Fee Threshold” has the meaning set forth in the definition of Subordinated Performance Fee Due Upon Termination. “2%/25% Guidelines” means the requirement pursuant to the NASAA Guidelines that, in any period of four consecutive fiscal quarters, total Operating Expenses not exceed the greater of 2% of the Company’s Average Invested Assets during such 12-month period or 25% of the Company’s Net Income over the same 12-month period. ARTICLE 2 APPOINTMENT The Company hereby appoints the Advisor to serve as its advisor and asset manager on the terms and conditions set forth in this Agreement, and the Advisor hereby accepts such appointment. ARTICLE 3 DUTIES OF THE ADVISOR The Advisor is responsible for managing, operating, directing and supervising the operations and administration of the Company and its assets. The Advisor undertakes to use its best efforts to present to the Company potential investment opportunities, to make investment decisions on behalf of the Company subject to the limitations in the Company’s Charter, the direction and oversight of the Board and Section 4.03 hereof, and to provide the Company with a continuing and suitable investment program consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board. Subject to the limitations set forth in this Agreement, including Article 4 hereof, and the continuing and exclusive authority of the Board over the management of the Company, the Advisor shall, either directly or by engaging an Affiliate or third party, perform the following duties: 3.01 Organizational and Offering Services. The Advisor shall perform all services related to the organization of the Company or any Offering or private sale of the Company’s securities, other than services that (i) are to be performed by the Dealer Manager, (ii) the Company elects to perform directly or (iii) would require the Advisor to register as a broker- dealer with the SEC or any state. 3.02 Acquisition Services. (i) Serve as the Company’s investment and financial advisor and provide relevant market research and economic and statistical data in connection with the Company’s assets and investment objectives and policies; (ii) Subject to Section 4 hereof and the investment objectives and policies of the Company: (a) locate, analyze and select potential investments; (b) structure and negotiate the terms and conditions of transactions pursuant to which investments in Properties, Loans and other Permitted Investments will be made; (c) acquire, originate and dispose of

ACTIVE\1604792913.4 10 Properties, Loans and other Permitted Investments on behalf of the Company; (d) arrange for financing and refinancing and make other changes in the asset or capital structure of investments in Properties, Loans and other Permitted Investments; and (e) enter into leases, service contracts and other agreements for Properties, Loans and other Permitted Investments; (iii) Perform due diligence on prospective investments and create due diligence reports summarizing the results of such work; (iv) With respect to prospective investments presented to the Board, prepare reports regarding such prospective investments that include recommendations and supporting documentation necessary for the Directors to evaluate the proposed investments; (v) Obtain reports (which may be prepared by the Advisor or its Affiliates), where appropriate, concerning the value of contemplated investments of the Company; (vi) Deliver to or maintain on behalf of the Company copies of all appraisals obtained in connection with the Company’s investments; and (vii) Negotiate and execute approved investments and other transactions, including prepayments, maturities, workouts and other settlements of Loans and other Permitted Investments. 3.03 Asset Management Services. (i) Real Estate and Related Services: (a) Investigate, select and, on behalf of the Company, engage and conduct business with (including enter contracts with) such Persons as the Advisor deems necessary to the proper performance of its obligations as set forth in this Agreement, including but not limited to consultants, accountants, lenders, technical advisors, attorneys, brokers, underwriters, corporate fiduciaries, escrow agents, depositaries, custodians, agents for collection, insurers, insurance agents, developers, construction companies, Property Managers and any and all Persons acting in any other capacity deemed by the Advisor necessary or desirable for the performance of any of the foregoing services; (b) Negotiate and service the Company’s debt facilities and other financings; (c) Monitor applicable markets and obtain reports (which may be prepared by the Advisor or its Affiliates) where appropriate, concerning the value of investments of the Company; (d) Monitor and evaluate the performance of each asset of the Company and the Company’s overall portfolio of assets, provide daily management services

ACTIVE\1604792913.4 11 to the Company and perform and supervise the various management and operational functions related to the Company’s investments; (e) Formulate and oversee the implementation of strategies for the administration, promotion, management, operation, maintenance, improvement, financing and refinancing, marketing, leasing and disposition of Properties, Loans and other Permitted Investments on an overall portfolio basis; (f) Consult with the Company’s officers and the Board and assist the Board in the formulation and implementation of the Company’s financial policies, and, as necessary with respect to investment and borrowing opportunities presented to the Board, furnish the Board with advice and recommendations with respect to the making of investments consistent with the investment objectives and policies of the Company and in connection with any borrowings proposed to be undertaken by the Company; (g) Oversee the performance by the Property Managers of their duties, including collection and proper deposits of rental payments and payment of Property expenses and maintenance; (h) Conduct periodic on-site property visits to some or all (as the Advisor deems reasonably necessary) of the Properties to inspect the physical condition of the Properties and to evaluate the performance of the Property Managers; (i) Review, analyze and comment upon the operating budgets, capital budgets and leasing plans prepared and submitted by each Property Manager and aggregate these property budgets into the Company’s overall budget; (j) Coordinate and manage relationships between the Company and any Joint Venture partners; and (k) Consult with the Company’s officers and the Board and provide assistance with the evaluation and approval of potential asset disposition, sale and refinancing opportunities that are presented to the Board. (ii) Accounting and Other Administrative Services: (a) Provide the day-to-day management of the Company and perform and supervise the various administrative functions reasonably necessary for the management of the Company; (b) From time to time, or at any time reasonably requested by the Board, make reports to the Board on the Advisor’s performance of services to the Company under this Agreement; (c) Make reports to the Conflicts Committee each quarter of the investments that have been made by other programs sponsored by the Advisor or

ACTIVE\1604792913.4 12 any of its Affiliates as well as any investments that have been made by the Advisor or any of its Affiliates directly; (d) Provide or arrange for any administrative services and items, legal and other services, office space, office furnishings, personnel and other overhead items necessary and incidental to the Company’s business and operations; (e) Provide financial and operational planning services; (f) Maintain accounting and other record-keeping functions at the Company and investment levels, including information concerning the activities of the Company as shall be required to prepare and to file all periodic financial reports, tax returns and any other information required to be filed with the SEC, the Internal Revenue Service and any other regulatory agency; (g) Maintain and preserve all appropriate books and records of the Company; (h) Provide tax and compliance services and coordinate with appropriate third parties, including the Company’s independent auditors and other consultants, on related tax matters; (i) Provide the Company with all necessary cash management services; (j) Manage and coordinate with the transfer agent the dividend process and payments to Stockholders; (k) Consult with the Company’s officers and the Board and assist the Board in evaluating and obtaining adequate insurance coverage based upon risk management determinations; (l) Provide the Company’s officers and the Board with timely updates related to the overall regulatory environment affecting the Company, as well as managing compliance with such matters, including but not limited to compliance with the Sarbanes-Oxley Act of 2002; (m) Consult with the Company’s officers and the Board relating to the corporate governance structure and appropriate policies and procedures related thereto; (n) Perform all reporting, record keeping, internal controls and similar matters in a manner to allow the Company to comply with applicable law, including federal and state securities laws and the Sarbanes-Oxley Act of 2002; (o) Notify the Board of all proposed material transactions before they are completed; and (p) Do all things necessary to assure its ability to render the services described in this Agreement.

ACTIVE\1604792913.4 13 3.04 Stockholder Services. (i) Manage services for and communications with Stockholders, including answering phone calls, preparing and sending written and electronic reports and other communications; (ii) Oversee the performance of the transfer agent and registrar; (iii) Establish technology infrastructure to assist in providing Stockholder support and service; and (iv) Consistent with Section 3.01, the Advisor shall perform the various subscription processing services reasonably necessary for the admission of new Stockholders. 3.05 Other Services. Except as provided in Article 7, the Advisor shall perform any other services reasonably requested by the Company (acting through the Conflicts Committee). ARTICLE 4 AUTHORITY OF ADVISOR 4.01 General. All rights and powers to manage and control the day-to-day business and affairs of the Company shall be vested in the Advisor. The Advisor shall have the power to delegate all or any part of its rights and powers to manage and control the business and affairs of the Company to such officers, employees, Affiliates, agents and representatives of the Advisor or the Company as it may deem appropriate. Any authority delegated by the Advisor to any other Person shall be subject to the limitations on the rights and powers of the Advisor specifically set forth in this Agreement or the Charter. 4.02 Powers of the Advisor. Subject to the express limitations set forth in this Agreement and the continuing and exclusive authority of the Board over the management of the Company, the power to direct the management, operation and policies of the Company, including making, financing and disposing of investments, shall be vested in the Advisor, which shall have the power by itself and shall be authorized and empowered on behalf and in the name of the Company to carry out any and all of the objectives and purposes of the Company and to perform all acts and enter into and perform all contracts and other undertakings that it may in its sole discretion deem necessary, advisable or incidental thereto to perform its obligations under this Agreement. 4.03 Approval by the Board. Notwithstanding the foregoing, the Advisor may not take any action on behalf of the Company without the prior approval of the Board or duly authorized committees thereof if the Charter or Maryland General Corporation Law require the prior approval of the Board. If the Board or a committee of the Board must approve a proposed investment, financing or disposition or chooses to do so, the Advisor will deliver to the Board or committee, as applicable, all documents required by it to evaluate such investment, financing or disposition.

ACTIVE\1604792913.4 14 4.04 Modification or Revocation of Authority of Advisor. The Board may, at any time upon the giving of notice to the Advisor, modify or revoke the authority or approvals set forth in Article 3 and this Article 4 hereof; provided, however, that such modification or revocation shall be effective upon receipt by the Advisor and shall not be applicable to investment transactions to which the Advisor has committed the Company prior to the date of receipt by the Advisor of such notification. ARTICLE 5 BANK ACCOUNTS The Advisor may establish and maintain one or more bank accounts in its own name for the account of the Company or in the name of the Company and may collect and deposit into any such account or accounts, and disburse from any such account or accounts, any money on behalf of the Company, under such terms and conditions as the Board may approve, provided that no funds shall be commingled with the funds of the Advisor. The Advisor shall from time to time render appropriate accountings of such collections and payments to the Board and the independent auditors of the Company. ARTICLE 6 RECORDS AND FINANCIAL STATEMENTS The Advisor, in the conduct of its responsibilities to the Company, shall maintain adequate and separate books and records for the Company’s operations in accordance with GAAP, which shall be supported by sufficient documentation to ascertain that such books and records are properly and accurately recorded. Such books and records shall be the property of the Company and shall be available for inspection by the Board and by counsel, auditors and other authorized agents of the Company, at any time or from time to time during normal business hours. Such books and records shall include all information necessary to calculate and audit the fees or reimbursements paid under this Agreement. The Advisor shall utilize procedures to attempt to ensure such control over accounting and financial transactions as is reasonably required to protect the Company’s assets from theft, error or fraudulent activity. All financial statements that the Advisor delivers to the Company shall be prepared on an accrual basis in accordance with GAAP, except for special financial reports that by their nature require a deviation from GAAP. The Advisor shall liaise with the Company’s officers and independent auditors and shall provide such officers and auditors with the reports and other information that the Company so requests. ARTICLE 7 LIMITATION ON ACTIVITIES Notwithstanding any provision in this Agreement to the contrary, the Advisor shall not take any action that, in its sole judgment made in good faith, would (i) adversely affect the ability of the Company to qualify or continue to qualify as a REIT under the Code, (ii) subject the Company to regulation under the Investment Company Act of 1940, as amended, (iii) violate any law, rule, regulation or statement of policy of any governmental body or agency having jurisdiction over the Company, its Shares or its other securities, (iv) require the Advisor to register as a broker-dealer with the SEC or any state, or (v) violate the Charter or Bylaws. In the event an action that would violate (i) through (v) of the preceding sentence but such action has

ACTIVE\1604792913.4 15 been ordered by the Board, the Advisor shall notify the Board of the Advisor’s judgment of the potential impact of such action and shall refrain from taking such action until it receives further clarification or instructions from the Board. In such event, the Advisor shall have no liability for acting in accordance with the specific instructions of the Board so given. ARTICLE 8 FEES 8.01 Acquisition Fees. As compensation for the investigation, selection, sourcing and acquisition or origination (by purchase, investment or exchange) of Properties, Loans and other Permitted Investments, the Company shall pay an Acquisition Fee to the Advisor for each such investment (whether an acquisition or origination), excluding investments in PORT or made through PORT. With respect to the acquisition or origination of a Property, Loan or other Permitted Investment to be wholly owned, directly or indirectly, by the Company, the Acquisition Fee payable to the Advisor shall equal 1.0% of the sum of the amount actually paid or allocated to fund the acquisition, origination, development, construction or improvement of the Property, Loan or other Permitted Investment, inclusive of the Acquisition Expenses associated with such Property, Loan or other Permitted Investment and the amount of any debt associated with, or used to fund the investment in, such Property, Loan or other Permitted Investment. With respect to the acquisition or origination of a Property, Loan or other Permitted Investment through any Joint Venture or any partnership in which the Company or the Partnership is, directly or indirectly, a partner, the Acquisition Fee payable to the Advisor shall equal 1.0% of the portion of the amount actually paid or allocated to fund the acquisition, origination, development, construction or improvement of the Property, Loan or other Permitted Investment, inclusive of the Acquisition Expenses associated with such Property, Loan or other Permitted Investment, plus the amount of any debt associated with, or used to fund the investment in, such Property, Loan or other Permitted Investment that is attributable to the Company’s investment in such Joint Venture or partnership. Notwithstanding anything herein to the contrary, the payment of Acquisition Fees by the Company shall be subject to the limitations on Acquisition Fees contained in (and defined in) the Company’s Charter, and no Acquisition Fee shall be paid in connection with the Merger. The Advisor shall submit an invoice to the Company following the closing or closings of each acquisition or origination, accompanied by a computation of the Acquisition Fee. Generally, the Acquisition Fee payable to the Advisor shall be paid at the closing of the transaction upon receipt of the invoice by the Company. However, the Acquisition Fee may or may not be taken, in whole or in part, as to any year in the sole discretion of the Advisor. All or any portion of the Acquisition Fees not taken as to any fiscal year shall be deferred without interest and may be paid in such other fiscal year as the Advisor shall determine. 8.02 Asset Management Fees. (i) Except as provided in Section 8.02(ii) hereof, the Company shall pay the Advisor as compensation for the services described in Section 3.03 hereof a monthly fee (the “Asset Management Fee”) in an amount equal to one-twelfth of 1.0% of the sum of the Cost of Real Estate Investments and the Cost of Loans and other Permitted Investments, excluding investments in PORT or made through PORT. The Advisor shall submit a monthly invoice to the Company, accompanied by a computation of the Asset Management Fee for the applicable period. Generally, the Asset Management Fee

ACTIVE\1604792913.4 16 payable to the Advisor shall be paid on the last day of such month, or the first business day following the last day of such month. However, the Asset Management Fee may or may not be taken, in whole or in part, as to any year in the sole discretion of the Advisor. All or any portion of the Asset Management Fees not taken as to any fiscal year shall be deferred without interest and may be paid in such other fiscal year as the Advisor shall determine. (ii) Notwithstanding anything contained in Section 8.02(i) to the contrary, a Property, Loan or other Permitted Investment that has suffered an impairment in value, reduction in cash flow or other negative circumstances may either be excluded from the calculation of the Cost of Real Estate Investments or the Cost of Loans and other Permitted Investments or included in such calculation at a reduced value that is recommended by the Advisor and the Company’s management and then approved by a majority of the Company’s independent directors, and the resulting change in the Asset Management Fee with respect to such an investment will be applicable upon the earlier to occur of the date on which (i) such investment is sold, (ii) such investment is surrendered to a Person other than the Company, its direct or indirect wholly owned subsidiary or a Joint Venture or partnership in which the Company has an interest, (iii) the Advisor determines that it will no longer pursue collection or other remedies related to such investment, or (iv) the Advisor recommends a revised fee arrangement with respect to such investment. 8.03 Disposition Fees. If the Advisor or any of its Affiliates provide a substantial amount of services (as determined by the Conflicts Committee) in connection with a Sale, excluding investments in PORT or made through PORT, the Advisor or such Affiliate shall receive a fee at the closing (the “Disposition Fee”) equal to 1% of the Contract Sales Price; provided, however, that if in connection with such Sale commissions are paid to third parties other than the Advisor or its Affiliates, the fee paid to the Advisor or any of its Affiliates may not exceed the commissions paid to such unaffiliated third parties; and provided further that no Disposition Fee shall be payable to the Advisor for any Sale if such Sale involves the Company selling all or substantially all of its assets in one or more transactions designed to effectuate a business combination transaction (as opposed to a Company liquidation, in which case the Disposition Fee would be payable if the Advisor or an Affiliate provides a substantial amount of services as provided above). The payment of any Disposition Fees by the Company shall be subject to the limitations contained in the Company’s Charter. Any Disposition Fee payable under this Section 8.03 may be paid in addition to commissions paid to non-Affiliates, provided that the total commissions (including such Disposition Fee) paid to all Persons by the Company for each Sale shall not exceed an amount equal to the lesser of (i) 6% of the aggregate Contract Sales Price of each Property, Loan or other Permitted Investment or (ii) the Competitive Real Estate Commission for each Property, Loan or other Permitted Investment. The Advisor shall submit an invoice to the Company following the closing or closings of each disposition, accompanied by a computation of the Disposition Fee. Generally, the Disposition Fee payable to the Advisor shall be paid at the closing of the transaction upon receipt of the invoice by the Company. However, the Disposition Fee may or may not be taken, in whole or in part, as to any year in the sole discretion of the Advisor. All or any portion of the Disposition Fees not taken as to any fiscal year shall be deferred without interest and may be paid in such other fiscal year as the Advisor shall determine.

ACTIVE\1604792913.4 17 8.04 Subordinated Share of Cash Flows. The Subordinated Share of Cash Flows shall be payable to the Advisor in an amount equal to the amount, if any, by which (I) 15% of Operating Cash Flow and Cash from Sales, Settlements and Financings remaining after the Stockholders have received Distributions of Operating Cash Flow and of Cash from Sales, Settlements and Financings since Company inception such that the owners of all outstanding Shares have received Distributions since Company inception in an aggregate amount equal to the sum of the Stockholders’ 7% Return and Invested Capital, exceeds (II) the Prior Advisor Performance Fee Value. When determining whether the above threshold (the “Subordinated Share of Cash Flows Threshold”) has been met: (A) Any stock dividend since Company inception shall not be included as a Distribution; and (B) Distributions since Company inception paid on Shares redeemed by the Company (and thus no longer included in the determination of Invested Capital), shall not be included as a Distribution. Following Listing, no Subordinated Share of Cash Flows will be paid to the Advisor. If the Subordinated Share of Cash Flows is payable to the Advisor, the Advisor shall submit a monthly invoice to the Company, accompanied by a computation of the total amount of the Subordinated Share of Cash Flows for the applicable period. Generally, the Subordinated Share of Cash Flows payable to the Advisor shall be paid on the last day of such month, or the first business day following the last day of such month. However, the Subordinated Share of Cash Flows may or may not be taken, in whole or in part, as to any year in the sole discretion of the Advisor. All or any portion of the Subordinated Share of Cash Flows not taken as to any fiscal year shall be deferred without interest and may be paid in such other fiscal year as the Advisor shall determine. 8.05 Subordinated Incentive Fee. Upon Listing, the Advisor shall be entitled to the Subordinated Incentive Fee in an amount equal to the amount, if any, by which (I) 15% of the amount by which (i) the market value of the outstanding Shares of the Company, measured by taking the average closing price or the average of the bid and asked price, as the case may be, over a period of 30 days during which the Shares are traded, with such period beginning 180 days after Listing (the “Market Value”), plus the total of all Distributions paid to Stockholders (excluding any stock dividends) from Company inception until the date that Market Value is determined, exceeds (ii) the sum of (A) 100% of Invested Capital and (B) the total Distributions required to be paid to the Stockholders in order to pay the Stockholders’ 7% Return from Company inception through the date Market Value is determined (the sum of (A) and (B) is the “Subordinated Incentive Fee Threshold”) exceeds (II) the Prior Advisor Performance Fee Value. The Company shall have the option to pay such fee in the form of cash, Shares, a promissory note or any combination of the foregoing. The Subordinated Incentive Fee will be reduced by the amount of any prior payment to the Advisor of a Subordinated Share of Cash Flows. In the event the Subordinated Incentive Fee is paid to the Advisor following Listing, no other performance fee will be paid to the Advisor. In addition, the Subordinated Incentive Fee may or may not be taken, in whole or in part, as to any year in the sole discretion of the Advisor. All or any portion

ACTIVE\1604792913.4 18 of the Subordinated Incentive Fee not taken as to any fiscal year shall be deferred without interest and may be paid in such other fiscal year as the Advisor shall determine. 8.06 Changes to Fee Structure. The Advisor and the Company shall not agree to reduce the Subordinated Share of Cash Flows Threshold, the Subordinated Incentive Fee Threshold or the Termination Fee Threshold without (a) the approval of the Conflicts Committee or (b) the approval of Stockholders holding a majority of the Shares. In the event of Listing, the Company and the Advisor shall negotiate in good faith to establish a fee structure appropriate for a perpetual-life entity. ARTICLE 9 EXPENSES 9.01 General. In addition to the compensation paid to the Advisor pursuant to Article 8 hereof, the Company shall pay directly or reimburse the Advisor for all of the expenses paid or incurred by the Advisor or its Affiliates on behalf of the Company or in connection with the services provided to the Company pursuant to this Agreement, including, but not limited to: (i) All Organization and Offering Expenses; provided, however, that the Company shall not reimburse the Advisor to the extent such reimbursement would cause the total amount spent by the Company on Organization and Offering Expenses to exceed 15% of the Gross Proceeds raised as of the date of the reimbursement and provided further that within 60 days after the end of the month in which an Offering terminates, the Advisor shall reimburse the Company to the extent the Company incurred Organization and Offering Expenses exceeding 15% of the Gross Proceeds raised in the completed Offering; the Company shall not reimburse the Advisor for any Organization and Offering Expenses that are not fair and commercially reasonable to the Company, and the Advisor shall reimburse the Company for any Organization and Offering Expenses that are not fair and commercially reasonable to the Company; (ii) Acquisition Fees and Acquisition Expenses incurred in connection with the selection and acquisition of Properties, Loans and other Permitted Investments, including such expenses incurred related to assets pursued or considered but not ultimately acquired by the Company, provided that, notwithstanding anything herein to the contrary, the payment of Acquisition Fees and Acquisition Expenses by the Company shall be subject to the limitations contained in the Company’s Charter; (iii) The actual out-of-pocket cost of goods and services used by the Company and obtained from entities not Affiliated with the Advisor; (iv) Interest and other costs for borrowed money, including discounts, points and other similar fees; (v) Taxes and assessments on income or Properties, taxes as an expense of doing business and any other taxes otherwise imposed on the Company and its business, assets or income;

ACTIVE\1604792913.4 19 (vi) Out-of-pocket costs associated with insurance required in connection with the business of the Company or by its officers and Directors; (vii) Expenses of managing, improving, developing, operating and selling Properties, Loans and other Permitted Investments owned, directly or indirectly, by the Company, as well as expenses of other transactions relating to such Properties, Loans and other Permitted Investments, including but not limited to prepayments, maturities, workouts and other settlements of Loans and other Permitted Investments; (viii) All out-of-pocket expenses in connection with payments to the Board and meetings of the Board and Stockholders; (ix) Personnel and related employment costs incurred by the Advisor or its Affiliates in performing the services described in Article 3 hereof, including but not limited to reasonable salaries and wages, benefits and overhead of all employees directly involved in the performance of such services, provided that, other than reimbursement of travel and communications expenses, no reimbursement shall be made for compensation of such employees of the Advisor or its Affiliates to the extent that such employees perform services for which the Advisor receives Acquisition Fees or Disposition Fees; (x) Out-of-pocket expenses of providing services for and maintaining communications with Stockholders, including the cost of preparation, printing, and mailing annual reports and other Stockholder reports, proxy statements and other reports required by governmental entities; (xi) Audit, accounting and legal fees, and other fees for professional services relating to the operations of the Company and all such fees incurred at the request, or on behalf of, the Board, the Conflicts Committee or any other committee of the Board; (xii) Out-of-pocket costs for the Company to comply with all applicable laws, regulations and ordinances; (xiii) Expenses connected with payments of Distributions made or caused to be made by the Company to the Stockholders; (xiv) Expenses of organizing, redomesticating, merging, liquidating or dissolving the Company or of amending the Charter or the Bylaws; and (xv) All other out-of-pocket costs incurred by the Advisor in performing its duties hereunder. 9.02 Timing of and Additional Limitations on Reimbursements. (i) Expenses incurred by the Advisor on behalf of the Company and reimbursable pursuant to this Article 9 shall be reimbursed no less than monthly to the Advisor. The Advisor shall prepare a statement documenting the expenses of the Company during each quarter and shall deliver such statement to the Company within 45 days after the end of each quarter.

ACTIVE\1604792913.4 20 (ii) The Company shall not reimburse the Advisor at the end of any fiscal quarter for Operating Expenses that in the four consecutive fiscal quarters then ended (the “Expense Year”) exceed (the “Excess Amount”) the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such year unless the Conflicts Committee determines that such excess was justified, based on unusual and nonrecurring factors that the Conflicts Committee deems sufficient. If the Conflicts Committee does not approve such excess as being so justified, any Excess Amount paid to the Advisor during a fiscal quarter shall be repaid to the Company. If the Conflicts Committee determines such excess was justified, then, within 60 days after the end of any fiscal quarter of the Company for which total reimbursed Operating Expenses for the Expense Year exceed the 2%/25% Guidelines, the Advisor, at the direction of the Conflicts Committee, shall cause such fact to be disclosed to the Stockholders in writing (or the Company shall disclose such fact to the Stockholders in the next quarterly report of the Company or by filing a Current Report on Form 8-K with the SEC within 60 days of such quarter end), together with an explanation of the factors the Conflicts Committee considered in determining that such excess expenses were justified. The Company will ensure that such determination will be reflected in the minutes of the meetings of the Board. All figures used in the foregoing computation shall be determined in accordance with GAAP applied on a consistent basis. ARTICLE 10 VOTING AGREEMENT The Advisor agrees that, with respect to any Shares now or hereinafter owned by it, the Advisor will not vote or consent on matters submitted to the stockholders of the Company regarding (i) the removal of the Advisor or any Affiliate of the Advisor, (ii) any transaction between the Company and the Advisor or any of its Affiliates, (iii) the election of directors of the Company or (iv) the approval or termination of any contract with the Advisor or any Affiliate of the Advisor. This voting restriction shall survive until such time that the Advisor is both no longer serving as such and is no longer an Affiliate of the Company. ARTICLE 11 RELATIONSHIP OF ADVISOR AND COMPANY; OTHER ACTIVITIES OF THE ADVISOR 11.01 Relationship. The Company and the Advisor are not partners or joint venturers with each other, and nothing in this Agreement shall be construed to make them such partners or joint venturers. Nothing herein contained shall prevent the Advisor from engaging in other activities, including, without limitation, the rendering of advice to other Persons (including other REITs) and the management of other programs advised, sponsored or organized by the Advisor or its Affiliates. Nor shall this Agreement limit or restrict the right of any manager, director, officer, employee or equityholder of the Advisor or its Affiliates to engage in any other business or to render services of any kind to any other Person. The Advisor may, with respect to any investment in which the Company is a participant, also render advice and service to each and every other participant therein. The Advisor shall promptly disclose to the Board the existence of any condition or circumstance, existing or anticipated, of which it has knowledge, that creates or could create a conflict of interest between the Advisor’s obligations to the Company and its obligations to or its interest in any other Person.

ACTIVE\1604792913.4 21 11.02 Time Commitment. The Advisor shall, and shall cause its Affiliates and their respective employees, officers and agents to, devote to the Company such time as shall be reasonably necessary to conduct the business and affairs of the Company in an appropriate manner consistent with the terms of this Agreement. The Company acknowledges that the Advisor and its Affiliates and their respective employees, officers and agents may also engage in activities unrelated to the Company and may provide services to Persons other than the Company or any of its Affiliates. 11.03 Investment Opportunities and Allocation. The Advisor shall be required to use commercially reasonable efforts to present a continuing and suitable investment program to the Company that is consistent with the investment policies and objectives of the Company, but neither the Advisor nor any Affiliate of the Advisor shall be obligated generally to present any particular investment opportunity to the Company even if the opportunity is of character that, if presented to the Company, could be taken by the Company. ARTICLE 12 THE PACIFIC OAK NAME The Advisor and its Affiliates have a proprietary interest in the name “Pacific Oak.” The Advisor hereby grants to the Company a non-transferable, non-assignable, non-exclusive royalty-free right and license to use the name “Pacific Oak” during the term of this Agreement. Accordingly, and in recognition of this right, if at any time the Company ceases to retain the Advisor or one of its Affiliates to perform advisory services for the Company, the Company will, promptly after receipt of written request from the Advisor, cease to conduct business under or use the name “Pacific Oak” or any derivative thereof and the Company shall change its name and the names of any of its subsidiaries to a name that does not contain the name “Pacific Oak” or any other word or words that might, in the reasonable discretion of the Advisor, be susceptible of indication of some form of relationship between the Company and the Advisor or any its Affiliates. At such time, the Company will also make any changes to any trademarks, servicemarks or other marks necessary to remove any references to the word “Pacific Oak.” Consistent with the foregoing, it is specifically recognized that the Advisor or one or more of its Affiliates has in the past and may in the future organize, sponsor or otherwise permit to exist other investment vehicles (including vehicles for investment in real estate) and financial and service organizations having “Pacific Oak” as a part of their name, all without the need for any consent (and without the right to object thereto) by the Company. ARTICLE 13 TERM AND TERMINATION OF THE AGREEMENT 13.01 Term. This Agreement shall have an initial term of one month from November 1, 2025 and will be automatically renewed for successive one-month terms (unless terminated pursuant to section 13.02) until November 1, 2026, except that the Agreement shall terminate on the date the Company ceases being subject to a standstill agreement entered into in August 2025 with the trustee for holders of bonds issued by the Company’s subsidiary, Pacific Oak SOR (BVI) Holdings, Ltd., if such date occurs prior to November 1, 2026. On or before November 1, 2026, the Company (acting through the Conflicts Committee) will evaluate the performance of the Advisor annually before renewing this Agreement, and each such renewal following

ACTIVE\1604792913.4 22 November 1, 2026 shall be for a term of no more than one year. Any such renewal must be approved by the Conflicts Committee. 13.02 Termination by Either Party. This Agreement may be terminated effective as of the end of the then-current monthly term without cause or penalty by either the Company (acting in sole discretion and authority of the Conflicts Committee) or the Advisor, by giving notice to the other party at any time during such term. The provisions of Articles 1, 10, 12, 13, 15 and 16 shall survive termination of this Agreement. 13.03 Payments on Termination and Survival of Certain Rights and Obligations. Payments to the Advisor pursuant to this Section 13.03 shall be subject to the 2%/25% Guidelines to the extent applicable. (i) After the Termination Date, the Advisor shall not be entitled to compensation for further services hereunder except it shall be entitled to receive from the Company within 30 days after the effective date of such termination (A) all unpaid reimbursements of expenses and all earned but unpaid fees payable to the Advisor prior to termination of this Agreement and (B) the Subordinated Performance Fee Due Upon Termination, provided that (1) no Subordinated Performance Fee Due Upon Termination will be due or paid if the Company has paid or is obligated to pay the Subordinated Incentive Fee (2) no Subordinated Performance Fee Due Upon Termination will be due or paid if this Agreement is terminated by the Company for cause. (ii) The Advisor shall promptly upon termination: (a) pay over to the Company all money collected pursuant to this Agreement, if any, after deducting any accrued compensation and reimbursement for its expenses to which it is then entitled; (b) deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board; (c) deliver to the Board all assets and documents of the Company then in the custody of the Advisor; and (d) cooperate with the Company to provide an orderly transition of advisory functions. ARTICLE 14 ASSIGNMENT This Agreement may be assigned by the Advisor to an Affiliate with the consent of the Conflicts Committee. The Advisor may assign any rights to receive fees or other payments under this Agreement without obtaining the approval of the Board. This Agreement shall not be assigned by the Company without the consent of the Advisor, except in the case of an assignment by the Company to a corporation or other organization that is a successor to all of the assets, rights and obligations of the Company, in which case such successor organization shall be

ACTIVE\1604792913.4 23 bound hereunder and by the terms of said assignment in the same manner as the Company is bound by this Agreement. ARTICLE 15 INDEMNIFICATION AND LIMITATION OF LIABILITY 15.01 Indemnification. Except as prohibited by the restrictions provided in this Section 15.01, Section 15.02 and Section 15.03, the Company shall indemnify, defend and hold harmless the Advisor and its Affiliates, including their respective officers, directors, equity holders, partners and employees, from all liability, claims, damages or losses arising in the performance of their duties hereunder, and related expenses, including reasonable attorneys’ fees, to the extent such liability, claims, damages or losses and related expenses are not fully reimbursed by insurance. Any indemnification of the Advisor may be made only out of the net assets of the Company and not from Stockholders. Notwithstanding the foregoing, the Company shall not indemnify the Advisor or its Affiliates for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws. 15.02 Limitation on Indemnification. Notwithstanding the foregoing, the Company shall not provide for indemnification of the Advisor or its Affiliates for any liability or loss suffered by any of them, nor shall any of them be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met: (i) The Advisor or its Affiliates have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company. (ii) The Advisor or its Affiliates were acting on behalf of or performing services for the Company. (iii) Such liability or loss was not the result of negligence or misconduct by the Advisor or its Affiliates. 15.03 Limitation on Payment of Expenses. The Company shall pay or reimburse reasonable legal expenses and other costs incurred by the Advisor or its Affiliates in advance of the final disposition of a proceeding only if (in addition to the procedures required by the Maryland General Corporation Law, as amended from time to time) all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (b) the legal proceeding was initiated by a third party who

ACTIVE\1604792913.4 24 is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) the Advisor or its Affiliates undertake to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the particular indemnitee is not entitled to indemnification. ARTICLE 16 MISCELLANEOUS 16.01 Notices. Any notice, report or other communication required or permitted to be given hereunder shall be in writing unless some other method of giving such notice, report or other communication is required by the Charter, the Bylaws or is accepted by the party to whom it is given, and shall be given by being delivered by hand or by overnight mail or other overnight delivery service to the addresses set forth herein: To the Company or the Board: Pacific Oak Strategic Opportunity REIT, Inc. 3200 Park Center Drive, Suite 800 Costa Mesa, CA 92626 To the Advisor: Pacific Oak Capital Advisors, LLC 3200 Park Center Drive, Suite 800 Costa Mesa, CA 92626 Either party may at any time give notice in writing to the other party of a change in its address for the purposes of this Section 16.01. 16.02 Modification. This Agreement shall not be changed, modified, terminated or discharged, in whole or in part, except by an instrument in writing signed by both parties hereto, or their respective successors or permitted assigns, and any change or modification to this Agreement must be in accordance with Section 8.06 hereof, to the extent applicable. 16.03 Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. 16.04 Construction. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware. 16.05 Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance

ACTIVE\1604792913.4 25 and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing. 16.06 Waiver. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver. 16.07 Gender. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires. 16.08 Titles Not to Affect Interpretation. The titles of Articles and Sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof. 16.09 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. ARTICLE 17 PORT PROVISIONS 17.01 Management of PORT Operations and Assets. Notwithstanding anything to the contrary in this Agreement, the Advisor will not be responsible for managing the operations or assets of PORT. PORA will manage the operations and assets of PORT pursuant to the advisory agreement between PORT and PORA. All references to the power, authority, responsibility and duties of the Advisor with respect to the Company in this Agreement shall be deemed to exclude PORT, its operations and its assets. [The remainder of this page is intentionally left blank. Signature page follows.]

[Signature Page to Advisory Agreement of Pacific Oak Strategic Opportunity REIT, Inc.] ACTIVE\1604792913.4 IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date and year first above written. PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC. By: /s/ Keith D. Hall Keith D. Hall, Chief Executive Officer PACIFIC OAK CAPITAL ADVISORS, LLC By: Pacific Oak Holding Group, LLC, sole Member By: /s/ Peter McMillan III Peter McMillan III, Member By /s/ Keith D. Hall Keith D. Hall, Member